                  MODIFICATION OF NOTE AND OTHER LOAN DOCUMENTS


         THIS MODIFICATION OF NOTE AND OTHER LOAN DOCUMENTS ("Agreement") is made this 7th day of August, 2002 by and between OCEAN BANK, a Florida chartered bank ("Bank"), NAP OF THE AMERICAS, INC., a Florida corporation ("NAP") and TERREMARK WORLDWIDE, INC., a Delaware corporation ("Terremark") (NAP and Terremark each a "Borrower" and collectively "Borrowers") with the joinder of TECOTA SERVICES CORP., a Delaware corporation, TERREMARK DEVELOPMENT, INC., a dissolved Florida corporation, TERREMARK FINANCIAL SERVICES, INC., a Florida corporation, TERREMARK FORTUNE HOUSE #1, INC., a Florida corporation, TERREMARK FORTUNE HOUSE #1, LTD., a Florida limited partnership, TERREMARK LATIN AMERICA, INC., a Florida corporation, TERREMARK MANAGEMENT SERVICES, INC., a Florida corporation, TERREMARK NORTHEAST, INC., a New York corporation, TERREMARK REALTY, INC., a Florida corporation, TERREMARK TECHNOLOGY CONTRACTORS, INC., a Florida corporation, TERREMARK TRADEMARK HOLDINGS, INC., a Nevada corporation, TERRENAP DATA CENTERS, INC., a Florida corporation, TERRENAP SERVICES, INC., a Florida corporation, and MANUEL D. MEDINA (each a "Guarantor" and collectively "Guarantors").

                                   BACKGROUND

         A. The Bank has made credit extensions to either or both of NAP OF THE AMERICAS, INC., a Florida corporation ("NAP") and TERREMARK WORLDWIDE, INC., a Delaware corporation ("Terremark") (NAP and Terremark each a "Borrower" and collectively "Borrowers"), pursuant to and as evidenced by that certain Amended and Restated Credit Agreement dated as of September 5, 2001 between the Borrowers and the Bank (as amended and restated from time to time, the "Credit Agreement") and a promissory note from Borrowers in favor of Bank, dated as of September 5, 2001, in the principal amount of $48,000,000 (together with any renewals and modifications thereof and substitutions therefore, the "Note"). The Note and Credit Agreement are secured by, among other things: (i) that certain Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 5, 2001 from NAP in favor of Bank recorded in Official Records Book 19890, at Page 0695, Public Records of Miami-Dade County, Florida (as amended and restated from time to time, together with any renewals and modifications thereof and substitutions therefore, the "Mortgage") and (ii) that certain Assignment of Leases and Rents and Security Deposits dated as of September 5, 2001 from NAP in favor of Bank recorded in Official Records Book 19890, Page 743, Public Records of Miami-Dade County, Florida (as amended and restated from time to time, together with any renewals and modifications thereof and substitutions therefrom (the "Assignment").

         B. Each Borrower and each Guarantor executed and delivered to Bank one or more security agreements in favor of Bank, each dated as of September 5, 2001, pursuant to which Borrower and such Guarantors granted to Bank a valid, perfected first lien on and security interest in the collateral more particularly described in such security agreements to secure the payment and performance of the obligations and liabilities of Borrower to Bank under the Loan Documents (defined below), and in the case of such Guarantors, the obligations and liabilities of such Guarantors to Bank under their respective Guaranties (defined below) (each such security agreement being a "Security Agreement" and collectively the "Security Agreements" and each Guarantor, acting in its capacity as a grantor of one or more security interests in favor of Bank pursuant to the Security Agreements being a "Pledgor" and collectively "Pledgors").

         C. The Note, the Credit Agreement, the Security Agreements, the Mortgage and the Assignment, together with all other documents, instruments and agreements evidencing, securing or otherwise relating to the loan evidenced by the Note (the "Loan"), as such other documents, instruments and agreements may be amended, modified, restated, renewed or substituted for from time to time are referred to herein collectively as the "Loan Documents".

         D. Each Guarantor executed and delivered to Bank a Guaranty Agreement dated as of September 5, 2001 (individually a "Guaranty" and collectively the "Guaranties") pursuant to which each Guarantor jointly and severally, irrevocably, absolutely and unconditionally guarantees to Bank the payment and performance of all Obligations (as defined in the Guaranties) with respect to the Loan and the Loan Documents.

         E. Borrowers have requested that Bank modify certain terms and conditions of the Note and Credit Agreement, and the Bank is willing to do so, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank and Borrowers hereby agree as follows:

         1. RECITALS; DEFINITIONS. The foregoing recitals are true and correct and are incorporated herein by this reference. Capitalized terms used herein shall be as defined in the foregoing recitals or as defined elsewhere in this Agreement.

         2. PRINCIPAL BALANCE OF LOAN. Bank and Borrowers acknowledge and agree that as of the date hereof the outstanding principal balance under the Note is $43,974,552.64 and interest has been paid to and including May 4, 2002. Simultaneously with the execution of this Agreement, Borrower shall pay the monthly installment of interest due under the Note on June 5, 2002 in the amount of $274,840.95, the monthly installment of interest due under the Note on July 5, 2002, in the amount of $274,840.95, and the monthly installment of interest due under the Note on August 5, 2002 in the amount of $274,840.95 (which June 5, 2002, July 5, 2002 and August 5, 2002 payment amounts reflect the reduction in interest rate specified in paragraph 3 below) which payments, when received by Bank in good funds, shall pay interest owing under the Note to and including August 4, 2002.

         3. REDUCTION OF INTEREST RATE. In Section 4.1 of the Note, the phrase "Nine and One-Quarter Percent (9 1/4%)" is hereby deleted and the phrase "Seven and One-Half Percent (7 1/2%)" is inserted therefore, such modification of
Section 4.1 to be effective as of and from and after May 5, 2002.

         4. PRINCIPAL AND INTEREST PAYMENTS.

                  (a) In Section 5.2 of the Note, in clause (i) thereof, the phrase "March 5, 2003" is hereby deleted and the phrase "September 5, 2003" is substituted therefore, and in clause (ii) thereof, the phrase "April 5, 2003" is hereby deleted and the phrase "October 5, 2003" is substituted therefore.

                  (b) In Section 5.3 of the Note, in the second line thereof, the phrase "December 5, 2004" is hereby deleted and the phrase "March 5, 2004" is substituted therefore.

         5. MATURITY DATE. In Section 6.1 of the Note, the phrase "March 5, 2003" is hereby deleted and the phrase "September 5, 2003" is substituted therefore.

         6. FIRST EXTENSION RIGHT. In Section 6.2 of the Note, in the second line thereof, the phrase "nine (9) months" is hereby deleted and the phrase "six
(6) months" is hereby substituted therefore. In Section 6.2 of the Note, in the second line thereof, the phrase "December 5, 2003" is hereby deleted and the phrase "March 5, 2004" is substituted therefore.

         7. SECOND EXTENSION RIGHT. In Section 6.3 of the Note, in the third line thereof, the phrase "nine (9) months" is hereby deleted and the phrase "six
(6) months" is hereby substituted therefore.

         8. INTEREST RESERVE. Borrowers acknowledge and agree that as of June 5, 2002, Borrowers failed to achieve annualized revenues of not less than $33,000,000 as shown on audited financial statements satisfactory to Bank and, accordingly, as of that date Borrowers have no right to request, and Bank has no further obligation to make, advances from the "Interest Reserve" (as defined in Section 8(b) of the Credit Agreement) for payment of interest owing under the Note, including, without limitation, advances for payment of the monthly installments of interest due on June 5, 2002 and July 5, 2002. Borrowers further acknowledge and agree that from and after June 5, 2002, the Interest Reserve is eliminated from the Loan and accordingly, from and after June 5, 2002 Lender shall have absolutely no obligation to make any further advances from the Interest Reserve to pay interest owing under the Note.

         9. TIME DEPOSIT ACCOUNT. Bank and Borrowers acknowledge and agree that the original of Letter of Credit No. SB516002 (described in clause (x) of Section 8(a)(ii) of the Credit Agreement) has been surrendered to and cancelled by Bank, that the pledge of the time deposit account in the amount of $741,225 contemplated by Section 8(a)(ii) of the Credit Agreement created with respect to such Letter of Credit has been released by Bank and that the funds in such time deposit account have been withdrawn by Borrowers.

         10. MODIFICATIONS TO CREDIT AGREEMENT. The Credit Agreement is hereby modified as follows:

                  (a) In Section 3 of the Credit Agreement, the first line thereof, the phrase "eighteen (18) months" is hereby deleted and the phrase "twenty-four (24) months" is substituted therefor. In the second sentence of
Section 3, the phrase "nine (9) months", appearing in two instances in such sentence, is hereby deleted in both instances, and the phrase "six (6) months" is substituted therefor.

                  (b) Borrowers represent and warrant to Lender that attached hereto as EXHIBIT "A" is a true, correct and complete list of accounts payable owing by NAP and by Terremark Technology Contractors, Inc. pertaining to improvements to the Leased Premises (as defined in the Credit Agreement) as of June 30, 2002.

                  (c) Borrowers represent and warrant to Lender that attached hereto as EXHIBIT "B" is a true, correct and complete list of all existing material software license agreements pertaining to or affecting the Leased Premises as of the date hereof.

                  (d) Borrowers represent and warrant to Lender that attached hereto as EXHIBIT "C" is a true, correct and complete list of all Colocation Agreements pertaining to the Leased Premises as of the date hereof.

                  (e) Section 13(q) of the Credit Agreement is hereby deleted in its entirety.

                  (f) Section 20(a)(xiv) of the Credit Agreement is hereby amended by adding the following phrase thereto: "and an Enforcement Action is initiated by Cupertino with respect thereto."

                  (g) Section 20(a)(xv) of the Credit Agreement is hereby amended by adding the following phrase thereto: "and an Enforcement Action is initiated by Kinetics with respect thereto."

                  (h) For purposes of Sections 20(a)(xiv) and 20(a)(xv), as amended above, "Enforcement Action" shall mean any of the following actions taken by either Cupertino or Kinetics with respect to the Cupertino Mortgage Documents or the Kinetics Agreement, as applicable: the acceleration of the due date of any indebtedness owing by either Borrower, the filing of an action to foreclose the Cupertino mortgage or a claim of lien, the filing of an action for the appointment of a receiver, the filing of an action to collect amounts owing by either Borrower, or the initiation of any other legal proceeding to enforce any obligation of either Borrower with respect to the Cupertino Mortgage Documents or the Kinetics Agreement.

         11. REPRESENTATIONS AND WARRANTIES. Each Borrower represents, warrants, ratifies and confirms to Bank as follows:

                  (a) The Loan Documents, as modified by this Agreement, are in full force and effect, have been duly executed and delivered to Bank and constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms.

                  (b) There are no actions, suits or proceedings at law or in equity now pending, or to the best knowledge of each Borrower, threatened against or affecting any Borrower that would have a material adverse affect on Borrower's ability to perform its obligations under the Loan Documents, as modified by this Agreement, and there are no facts now in existence known to either Borrower which, with the giving of notice or lapse of time, or both, would form the basis for any such action suit or proceeding. To the best of each Borrower's knowledge, each Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental agency.

                  (c) Each Borrower is not now insolvent and has not been insolvent during the one (1) year period prior to the execution of this Agreement.

                  (d) Neither this Agreement nor any other document, financial statement, credit information certificate or statement furnished to Bank by a Borrower, whether pursuant to this Agreement or otherwise, contains any material untrue statement or admits a statement of fact material to the truth and completeness of any statement made.

                  (e) NEITHER BORROWER HAS THE RIGHT OF OFFSET OR ANY CLAIM OR DEFENSE IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AS MODIFIED BY THIS AGREEMENT, AND HEREBY IRREVOCABLY WAIVES ANY OF THE FOREGOING IT MAY HAVE.

                  (f) All the terms, covenants, conditions, representations, warranties and agreements contained in the Loan Documents, as modified by this Agreement, are hereby ratified, confirmed and reaffirmed in all respects and each Borrower hereby covenants and agrees to perform, comply with and abide by, as applicable, all of such terms, covenants, conditions and agreements, and such representations and warranties are true and correct as of the date hereof.

         12. CAPTIONS. The captions and headings contained in this Agreement are for the convenience or reference only and shall not be construed as limiting or defining in any way the provisions of this Agreement.

         13. COUNTERPARTS. This Agreement, and the Joinder and Consent attached hereto and made a part hereof, may be executed in two or more counterparts, which may be delivered by facsimile transmission, each of which counterparts when so executed (and so delivered or otherwise delivered) shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         14. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced and governed by and in accordance with the laws of the State of Florida without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

         15. BINDING EFFECT. This Agreement shall be binding upon Bank and each Guarantor and their respective heirs, personal representatives, executives, successors and assigns and shall inure to the benefit of Bank and each Guarantor and their respective heirs, personal representatives, executives, successors and assigns.

         16. TAXES. In the event the State of Florida requires documentary stamp or intangible taxes to be paid on or as a result of this Agreement, Borrower shall pay same, including any interest or penalties imposed in connection therewith, and shall indemnify and hold Bank harmless from and against any liability (including interest and penalties) Bank may incur in connection therewith.

         17. COSTS AND EXPENSES. Simultaneously with the execution of this Agreement, Borrowers shall pay all reasonable costs and expenses, including attorneys' fees, title search charges and title insurance premiums to insure the Mortgage Modification (defined below), incurred by Bank in connection with the preparation and negotiation of this Agreement and the transactions contemplated by it and Borrowers hereby authorizes Bank to deduct the amount thereof from any account of Borrowers with Bank to pay such costs and expenses.

         18. "NOTE" AND "CREDIT AGREEMENT" REDEFINED. The term "Note" as defined or described in the Loan Documents shall mean the Note, as modified by this Agreement. The terms "Credit Agreement" or "Loan Agreement" as defined or described in the Loan Documents shall mean the Credit Agreement, as modified by this Agreement.

         19. FURTHER ASSURANCES. Upon Bank's request, Borrowers shall execute, acknowledge and deliver, and shall cause Guarantors to execute, acknowledge and deliver such further instruments as may, in the opinion of Lender, be necessary, desirable or proper to carry out more effectively the purpose of this Agreement, including, without limitation, a modification of the Mortgage and the Assignment which reflects the execution and delivery of this Agreement and provides that the Mortgage shall secure the Note and Credit Agreement, as modified by this Agreement (the "Mortgage Modification").

         20. NO WAIVER. Nothing contained in this Agreement shall be deemed a waiver of any existing default or Event of Default (as defined or described in the Loan Documents) or any event occurring or continuing to exist after the date hereof which would constitute a default or an Event of Default under the Loan Documents, except that receipt by Bank in good funds of payment in full of the monthly installments of interest due on June 5, 2002, July 5, 2002 and August 5, 2002 (described in paragraph 2 above) shall cure the existing Events of Default under the Loan Documents with respect to Borrower's failure to make such payments when due. Nothing contained in this Agreement shall be deemed to be or construed to be as an agreement on the part of Bank to further modify the Loan Documents or to forbear from bringing an action to enforce the Loan Documents by means of the remedies contained therein, or as a waiver or limitation upon the right to exercise any other right, power, privilege or remedy provided at law or in equity.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth above.

                                                              OCEAN BANK



/s/ C. RICHARD MORGAN                       By: /s/ JORGE HERNANDEZ
------------------------------                 ---------------------------------
Print Name:  C. Richard Morgan              Name:  Jorge Hernandez
            ------------------                    ------------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
------------------------------              ------------------------------------
Print Name:  Aviva D. Budd
            ------------------

                                                   (Corporate Seal)

                                            NAP OF THE AMERICAS, INC., a
                                            Florida corporation



/s/ C. RICHARD MORGAN                       By: /s/ MANUAL D. MEDINA
------------------------------                 ---------------------------------
Print Name:  C. Richard Morgan              Name:  Manuel D. Medina
            ------------------                     -----------------------------
 /s/ AVIVA D. BUDD                          Title: Vice President
------------------------------                     -----------------------------
Print Name:  Aviva D. Budd
            ------------------


                                                   (Corporate Seal)

                                            TERREMARK WORLDWIDE, INC., a
                                            Delaware corporation


/s/ C. RICHARD MORGAN                       By: /s/ MANUEL D. MEDINA
------------------------------                 ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            ------------------                     -----------------------------
/s/ AVIVA D. BUDD                           Title: President
------------------------------                     -----------------------------
Print Name: Aviva D. Budd
            ------------------
                                                   (Corporate Seal)

                               JOINDER AND CONSENT


         The undersigned, being the Guarantors (as defined in the foregoing Agreement) and being the Pledgors (as defined in the foregoing Agreement), hereby join in and consent to the foregoing Agreement and in so joining and consenting hereby acknowledge and agree as follows:

                  (a) The Loan Documents are modified as set forth in the foregoing Agreement;

                  (b) The Guaranties shall remain in full force and effect (and each Guarantor hereby ratifies and affirms the same), notwithstanding the modification of the Loan Documents as set forth in the foregoing Agreement, and each Guarantor`s obligations and liabilities with respect to the Obligations (as defined in the Guaranties) include all Obligations pertaining to the Loan Documents, as modified by the Agreement.

                  (c) The Security Agreements shall remain in full force and effect (and each Pledgor hereby reaffirms and affirms the same), notwithstanding the modification of the Loan Documents as set forth in the foregoing Agreement.

                  (d) Each Guarantor's obligations and liabilities under its respective Guarantee and each Pledgor's obligations and liabilities under its respective Security Agreement shall not be waived, impaired or released in any manner whatsoever by the modification of the Loan Documents as set forth in the foregoing Agreement.

                  (e) No Guarantor and no Pledgor has the right of offset or any claim or defense in respect of its obligations under its respective Guarantee and its respective Security Agreement and hereby irrevocably waives any of the foregoing it may have.

         IN WITNESS WHEREOF, each Guarantor and Pledgor has executed this Joinder and Consent as of the date set forth in the preamble of the foregoing Agreement.


                                          TECOTA SERVICES CORP., a
                                          Delaware corporation



/s/ C. RICHARD MORGAN                     By: /s/ mANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name: Aviva D. Budd
            -----------------

                                          TERREMARK DEVELOPMENT, INC., a
                                          Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------

                                          TERREMARK FINANCIAL SERVICES, INC., a
                                          Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------




                                          TERREMARK FORTUNE HOUSE #1, INC., a
                                          Florida corporation


/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK FORTUNE HOUSE #1, LTD., a
                                          Florida limited partnership, by its
                                          general partner TERREMARK FORTUNE
                                          HOUSE #1, INC., a Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK LATIN AMERICA, INC., a
                                          Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK MANAGEMENT SERVICES, INC., a
                                          Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------

                                          TERREMARK NORTHEAST, INC., a New York
                                          corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK REALTY, INC., a Florida
                                          corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK TECHNOLOGY CONTRACTORS,
                                          INC., a Florida corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERREMARK TRADEMARK HOLDINGS, INC., a
                                          Nevada corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------



                                          TERRENAP DATA CENTERS, INC., a Florida
                                          corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------

                                          TERRENAP SERVICES, INC., a Florida
                                          corporation



/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD                           Title: Vice President
-----------------------------                      -----------------------------
Print Name:  Aviva D. Budd
            -----------------






/s/ C. RICHARD MORGAN                     By: /s/ MANUEL D. MEDINA
-----------------------------                ---------------------------------
Print Name: C. Richard Morgan               Name:  Manuel D. Medina
            -----------------                      -----------------------------
/s/ AVIVA D. BUDD
-----------------------------
Print Name:  Aviva D. Budd
            -----------------